Exhibit 10.48

APAPAP00818575-63392ATATAT

Goldman Sachs

To: TEKOIL AND GAS GULF COAST, LLC
Attention: MARK WESTERN
Broker: SALES DEPARTMENT
Attention: SIMON COLLIER
From: J. Aron & Company
We are pleased to confirm the following Transaction between you and J. Aron & Company.

Contract Reference Number:	897282306 1 1
Trade Date:	11 May 2007
Transaction Type:	Three-Way
Option Style:	European
Settlement:	Cash Settled in USD
Exercise:	Automatic
Effective Date:	01 Jun 2007
Termination Date:	30 Apr 2011
Determination Period(s):	47 Monthly Period(s) commencing with the Effective Date and ending on the Termination Date
Expiration Date(s):	The last Trading Day of each Determination Period
Payment Date(s):	5 New York Business Day(s) after each Expiration Date via wire transfer of Federal Funds

PART A:

Option Buyer:	J. Aron & Company
Option Seller:	TEKOIL AND GAS GULF COAST, LLC
Option Type:	Call
Commodity:	F.E.R.C. Houston Ship Channel/Beaumont, Texas - "large packages only)"
Strike Price:	USD 7.62 per U.S. MMBTU(s)
Premium:	USD 0.00 per U.S. MMBTU(s)
Quantity:	See Table A Below
Floating Price:	For each Determination Period, the price published in the first issue of "Inside F.E.R.C.'s Gas Market Report " for the reference month applicable to the pricing period, in the section "Market Center spot-gas prices" under the heading " East Texas" at "Houston Ship Channel" for "Index".

Payment Calculation (Call):
If for a Determination Period the Floating Price exceeds the Strike Price, the Seller shall pay the Buyer an amount equal to the product of:
I) The difference between the Floating Price and the Strike Price,
and
II) The Quantity for a Determination Period.

If the Floating Price is equal to or less than the Strike Price, no payment shall be made.

PART B:

Option Buyer:	TEKOIL AND GAS GULF COAST, LLC
Option Seller:	J. Aron & Company
OptionType:	Put
Commodity:	F.E.R.C. Houston Ship Channel/Beaumont, Texas - "large packages only)"
Strike Price:	USD 7.62 per U.S. MMBTU(s)
Premium:	USD 0.00 per U.S. MMBTU(s)
Quantity:	See Table A Below
Floating Price:	For each Determination Period, the price published in the first issue of "Inside F.E.R.C.'s Gas Market Report " for the reference month applicable to the pricing period, in the section "Market Center spot-gas prices" under the heading " East Texas" at "Houston Ship Channel" for "Index".

Payment Calculation (Put):
If for a Determination Period the Strike Price exceeds the Floating Price, the Seller shall pay the Buyer an amount equal to the product of:
I) The difference between the Strike Price and the Floating Price,
and
II) The Quantity for a Determination Period.

If the Strike Price is equal to or less than the Floating Price, no payment shall be made.

PART C:

Option Buyer:	TEKOIL AND GAS GULF COAST, LLC
Option Seller:	J. Aron & Company
Option Type:	Call
Commodity:	F.E.R.C. Houston Ship Channel/Beaumont, Texas - "large packages only)"
Strike Price:	USD 7.62 per U.S. MMBTU(s)
Premium:	USD 0.00 per U.S. MMBTU(s)
Quantity:	See Table A Below
Floating Price:	For each Determination Period, the price published in the first issue

of "Inside F.E.R.C.'s Gas Market Report " for the reference month applicable to the pricing period, in the section "Market Center spot-gas prices" under the heading " East Texas" at "Houston Ship Channel" for "Index".

Payment Calculation (Call):
If for a Determination Period the Floating Price exceeds the Strike Price, the Seller shall pay the Buyer an amount equal to the product of:
I) The difference between the Floating Price and the Strike Price,
and
II) The Quantity for a Determination Period.

If the Floating Price is equal to or less than the Strike Price, no payment shall be made.

Table A: Quantities in MMBTU's

Month	Part A: 7.62 Call	Part B: 7.62 Put	Part C: 7.62 Call
Jun-07	54,116	54,116	0
Jul-07	52,998	52,998	0
Aug-07	50,595	50,595	50,595
Sep-07	46,948	46,948	46,948
Oct-07	45,931	45,931	45,931
Nov-07	42,891	42,891	42,891
Dec-07	42,883	42,883	0
Jan-08	41,490	41,490	0
Feb-08	37,308	37,308	0
Mar-08	38,143	38,143	0
Apr-08	35,781	35,781	0
May-08	35,858	35,858	0
Jun-08	33,667	33,667	0
Jul-08	33,768	33,768	0
Aug-08	32,773	32,773	32,773
Sep-08	30,809	30,809	30,809
Oct-08	30,441	30,441	30,441
Nov-08	28,268	28,268	28,268
Dec-08	28,432	28,432	0
Jan-09	27,672	27,672	0
Feb-09	24,365	24,365	0
Mar-09	25,922	25,922	0
Apr-09	24,146	24,146	0
May-09	24,323	24,323	0
Jun-09	22,954	22,954	0
Jul-09	23,136	23,136	0
Aug-09	22,565	22,565	22,565
Sep-09	21,313	21,313	21,313
Oct-09	22,134	22,134	22,134
Nov-09	20,913	20,913	20,913

Dec-09	21,103	21,103	0
Jan-10	19,676	19,676	0
Feb-10	16,979	16,979	0
Mar-10	17,496	17,496	0
Apr-10	16,592	16,592	0
May-10	16,803	16,803	0
Jun-10	15,939	15,939	0
Jul-10	16,147	16,147	0
Aug-10	15,827	15,827	15,827
Sep-10	15,019	15,019	15,019
Oct-10	14,921	14,921	14,921
Nov-10	14,009	14,009	14,009
Dec-10	14,172	14,172	0
Jan-11	13,914	13,914	0
Feb-11	12,350	12,350	0
Mar-11	13,438	13,438	0
Apr-11	12,774	12,774	0

All provisions contained or incorporated by reference in the 1992 ISDA Master Agreement dated as of 11 May, 2007 between Tekoil and Gas Gulf Coast, LLC and J. Aron & Company will govern this confirmation except as expressly modified herein.

For the sake of good order, please note that the terms of this transaction shall be agreed solely between the parties and that any brokers confirmation telex referencing the details of this transaction is for informational purposes only.

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this transaction (Contract Reference Number: 897282306 1 1) by signing this confirmation in the space provided below and immediately returning a copy of the executed confirmation via facsimile to the attention of Commodity Operations at:
New York: 1-212-493-9846 (J. Aron & Company)
London: 44-207-774-2135 (Goldman Sachs International)
Singapore: 65-6889-3515 (J. Aron & Company (Singapore) Pte.)

Regards,
J. Aron & Company
Signed on behalf of J. Aron & Company
By:

Kathy Benini

Kathy Benini
Vice President

J. Aron & Company

Signed on behalf of TEKOIL AND GAS GULF COAST, LLC

By: ________________________

Name:

Title:

APAPAP00818575-63392ATATAT